                                                                   Exhibit 10(o)


                                                                  EXECUTION COPY


                          AMENDMENT NO. 4 AND CONSENT
                            Dated as of May __, 1994
                                       to
                                 LOAN AGREEMENT
                         Dated as of February 13, 1992


        THIS AMENDMENT NO. 4 AND CONSENT TO LOAN AGREEMENT ("Amendment") is entered into as of May __, 1994 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                             PRELIMINARY STATEMENT

        A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended by that certain Amendment No. 1 and Waiver dated as of February 11, 1993, that certain Amendment No. 2 and Consent dated as of March 1, 1994, and that certain Amendment No. 3 dated as of March 31, 1994 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

        B. The Borrower proposes to sell substantially all of the assets of its Midland Steel Products Co. division (the "Midland Sale") to Iochpe-Maxion
Ohio, Inc. ("IMO") pursuant to an Asset Purchase Agreement dated May 4, 1994 between the Borrower and IMO (the "Asset Purchase Agreement"). In connection with the Midland Sale, the Borrower proposes to lease its plant located at 10615 Madison Avenue, Cleveland, Ohio 44102 (the "Cleveland Plant") to IMO (the "Cleveland Plant Lease") pursuant to a Lease between the Borrower and IMO dated as of the date hereof (the "Cleveland Plant Lease Agreement").

        C. The Borrower has requested that the Agent and the Lender consent to the Midland Sale and the Cleveland Plant Lease, and the Agent and the Lender have agreed to provide such consent subject to the terms hereof. The Borrower, the Lender and the Agent have also agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agent hereby agree as follows:
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        SECTION 1.  CONSENT AND WAIVER.  Effective as of the date first written above, and subject to the satisfaction of the conditions precedent set forth in
SECTION 3 below, the Agent and the Lender consent to the Midland Sale pursuant to the terms of the Asset Purchase Agreement and consent to the Cleveland Plant Lease to IMO pursuant to the terms of the Cleveland Plant Lease Agreement. The Agent and the Lender waive any noncompliance with SECTIONS 7.1, 8.8 or 8.10 of the Loan Agreement and SECTION 6(M) of the Security Agreement which would exist as a result of the Midland Sale or the Cleveland Lease or the execution of the Asset Purchase Agreement or the Cleveland Plant Lease Agreement.

        SECTION 2. AMENDMENTS TO THE LOAN AGREEMENT; APPLICATION OF PROCEEDS FROM ASSET PURCHASE AGREEMENT AND CLEVELAND PLANT LEASE.

        The Borrower, the Lender and the Agent agree that they will negotiate in good faith to (a) amend the financial covenants set forth in SECTION 7.3 of the Loan Agreement to reflect the effect of the Midland Sale (such amendments being referred to as the "Financial Covenant Amendments") and (b) agree to a mutually acceptable application to the Obligations of (i) the "Purchase Price" under and as defined in the Asset Purchase Agreement (the "Purchase Price"), including any post-closing adjustment amount payable to the Borrower under Section 3.4 of the Asset Purchase Agreement, (ii) rent payments under the Cleveland Plant Lease, and (iii) payment for the purchase of the Cleveland Plant and the underlying real estate by IMO under Article Thirty or Article Thirty-One of the Cleveland Plant Lease or otherwise (such applications being referred to collectively as the "Proceeds Application"). On the "Closing Date" under and as defined in the Asset Purchase Agreement (the "Closing Date"), if the Borrower, the Agent and the Lender have not then agreed to a different Proceeds Application, the Purchase Price received by the Borrower under the Asset Purchase Agreement shall be applied to a prepayment of the Revolving Credit Loan. On June 10, 1994, if the Borrower, the Agent and the Lender have not then agreed upon the Financial Covenant Amendments and Proceeds Application, the Borrower shall make a mandatory prepayment on the Term Loan in an amount equal to the lesser of (A) the Purchase Price payable to the Borrower on the Closing Date MINUS the Reduction in Availability which results on the Closing Date from the Midland Sale, and (B) the outstanding balance of the Term Loan. Unless and until the Borrower, the Agent and the Lender agree upon the Financial Covenant Amendments and Proceeds Application, all payments of rent under the Cleveland Plant Lease and all proceeds of the sale of the Cleveland Plant shall be applied to the prepayment of the Term Loan, to the extent outstanding, and then to the Revolving Credit Loan. After the Borrower, the Agent and


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the Lender have agreed upon the Financial Covenant Amendments and Proceeds
Application, the Purchase Price, the Cleveland Plant Lease rents, and the proceeds of any sale of the Cleveland Plant shall be applied in accordance with the agreed upon Proceeds Application.

        SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon satisfaction of the following conditions precedent:

        (a)  the Agent shall have received the following:

        (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

       (ii) Reaffirmations of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door; and

      (iii) an Assignment of Purchase Agreement Rights with respect to the Asset Purchase Agreement, executed by the Borrower and acknowledged by IMO;

        (b) All mortgage release and UCC financing statement partial releases which the Agent or the Lender have been required to execute pursuant to the Asset Purchase Agreement shall be in form and substance satisfactory to the Agent and the Lender;

        (c) Any amendment or modification to the Asset Purchase Agreement after May 4, 1994 shall be reasonably satisfactory to the Agent;

        (d) The "Closing" under and as defined in the Asset Purchase Agreement shall have occurred and the Agent and the Lender shall have received a certificate of the chief financial officer of the Borrower to that effect;

        (e) The Cleveland Plant Lease Agreement shall have been executed by the Borrower and IMO in a form reasonably satisfactory to the Agent, the "Commencement Date" under and as defined thereunder shall have occurred, and the Agent and the Lender shall have received a certificate of the chief financial officer of the Borrower to that effect;

        (f) The Agent shall have received the amount of the Purchase Price payable on the Closing Date for application in accordance with Section 2 of this Amendment; and



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        (g)  The Agent, IMO and the Borrower shall each have executed and delivered a Non-Disturbance, Subordination and Attornment Agreement with respect to the Cleveland Plant Lease in form and substance reasonably satisfactory to the Agent.

        SECTION 4.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

        4.1 Except to the extent that any representation or warranty expressly is made only with respect to an earlier date, upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment. In addition, the Borrower covenants and agrees that it will not amend or agree to amend the Asset Purchase Agreement or the Cleveland Plant Lease Agreement without the prior written consent of the Agent.

        4.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

        SECTION 5.  REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

        5.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

        5.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

        5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any



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provision contained therein, except as specifically set forth herein.

        SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

        SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                        THE LAMSON & SESSIONS CO.


                                        By:___________________________
                                           Title:  Executive Vice President,
                                                   Treasurer and Chief
                                                   Financial Officer


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as the Agent and as the sole Lender


                                        By:___________________________
                                           Title:





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                                   EXHIBIT A
                                       to
                                   Amendment

            FORM OF REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT
            --------------------------------------------------------
                                  (Attached)
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                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

        The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 4 and Consent of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as such Loan Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date: May __, 1994
                                        CARLON CHIMES CO.


                                        By:  __________________________
                                        Title:  Vice President and
                                                 Treasurer





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

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

        The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 4 and Consent of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as such Loan Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date:  May __, 1994
                                        THE YOUNGSTOWN STEEL DOOR COMPANY


                                        By:  __________________________
                                        Title:  Treasurer





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